UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08993

Prasad Series Trust

(Exact name of registrant as specified in charter)

8869 Brecksville Road, Suite C, Brecksville Ohio 44141

(Address of principal executive offices)

(Zip code)

Rajendra Prasad, 1310 East Ocean Blvd., Unit #1204, Long Beach, CA 90802

(Name and address of agent for service)

Copy to:

Michael J. Meaney, Esq.

McDonald, Hopkins, Burke & Haber Co., L.P.A.

2100 Bank One Center, 600 Superior Avenue, East, Cleveland, Ohio 44114

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Prasad Growth Fund

March 31, 2005

PRASAD GROWTH FUND

LETER TO THE SHAREHOLDERS

MARCH 31, 2005

Dear Shareholders,

I am pleased to write this annual letter on 3/31/05 as the fiscal year ends for Prasad Growth Fund. After having a very good year from 3/31/03 to 3/31/04 when the Net Asset Value of the Fund went up by 56.06% (S&P 500 up by 32.78% and NASDAQ Composite up by 48.69% during the same period), the Net Asset Value of the Fund went down by 4.08% (S&P 500 went up by 4.83% and NASDAQ Composite went up by 0.25% during the same period). In the second quarter of 2001 and the last quarter of 2003, Prasad Growth Fund was ranked number one among all growth funds in the USA. In the period between 3/31/04 to 3/31/05 the market was up and down with slight increase in the indices and the Fund went down during the first quarter of 2005 due to severe sector rotation. The Fund has made the necessary adjustments in the portfolio. As per Investors Business Daily in the last five years growth funds have lost an average of 17.5%. This is  because the market has not been good since April 1st of 2000.

According to Dr. Bart Di Liddo, as of 3/24/05 the Dow Jones Industrial Average is undervalued by 37.7% and the market as a whole is undervalued by 12.7%. According to Dr. Di Liddo we are in a bull market scenario with interest rates, inflation and earnings are rising.

As per Mr. Donald H. Rowe there will be a very powerful stock market between 2005 and 2009 for the following reasons. As per the IBES valuation model the stock market was extremely undervalued as of the beginning of March 2005, 36.6% to be precise. There are over $6 trillion in cash on the sidelines and $1.2 trillion in corporate cash. Mr. Rowe has studied stock market cycles and states that years like 1995 and 2005 will see the beginning of bull markets and years like 2000 and 2010 will see the end of bull markets.

Low long term interest rates have created a home refinancing boom which has created more cash in the pockets of Americans whose home values have gone up a lot too. Oil prices have put a damper on the stock market. Oil prices have gone up mostly due to speculation as lot of money went into energy futures. Also as the demand for oil has increased all over the world as the world economy is recovering. But there is no real shortage of oil. Oil is being bought to increase the U.S. oil reserves. This will stop around July and the oil prices should start coming down after that. The dollar is getting stronger and the commodity prices are going down and this scenario is good for the stock market.

Mr. Harry S. Dent, Jr. describes in his new book called “The Next Great Bubble Boom” why there would be a stock market boom starting in 2005 and ending at the end of 2009 or beginning of 2010. The Federal Reserve Board will soon stop raising short term interest rates. The M3 money supply has been increased tremendously by the Fed to prevent a recession and thus more money is available, which will find its way to the stock market.

The Fund invests in leading stocks in leading industries; stocks that have high sales growth rates, high earnings growth rates, high GPE (growth divided by PE), high profit margin, high return on equity and low debt. Please look at the website of the Fund “Prasad.net”. It has prospectus, forms, stock holdings, etc. You can see the daily NAV compared to S&P 500 and NASDAQ composite and also you can review your total account anytime. I take this opportunity to thank you wholeheartedly for your continued support.

Sincerely,

/s/Raj Prasad

Prasad Growth Fund

Prasad Growth Fund

	Schedule of Investments in Securities
			March 31, 2005
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
	Food (Beverage-Soft Drinks)
1,000	Hansen Natural Corp.	$59,950	6.43%

	Food (Meat Products)
40	Seaboard Corp.	42,920	4.61%

	Insurance (Property/Casualty)
800	Zenith National Insurance Corp.	41,488	4.45%

	Internet (E Commerce)
1,000	Ebay, Inc.	37,260	4.00%

	Leisure (Gaming)
900	Boyd Gaming Corp.	46,935	5.04%

	Machinery (Construction/Mining)
900	Terex Corp.	38,970	4.18%

	Metal Products (Pipe & Tube)
1,000	Commercial Metals Co.	33,890	3.64%

	Retail (Apparel)
1,600	American Eagle Outfitters, Inc.	47,280	5.07%

	Steel (Alloy)
600	Carpenter Technology Corp.	35,646	3.83%

	TOTAL COMMON STOCK	384,339	41.24%

CALL OPTIONS
	Building (Residential/Commercial)
1,000	DR Horton Call: August @ 33.75	1,400	0.15%

	Business Service (Security/Safety)
2,000	Taser International Call: June @ 22.5	500	0.05%

	Computer (Graphics)
2,000	Autodesk Call: July @ 35	1,300	0.14%

	Drug (Biomedical/Genetic)
3,000	Angiotech Pharma Call: September @ 20	1,200
2,000	ImClone Systems, Inc. Call: January @ 60	1,000
		2,200	0.24%
	Financial (Credit Services)
1,000	Doral Finance Call: August @ 50	300	0.03%

	Food (Meat Products)
1,000	Pilgrims Pride Call: Septermber @ 40	1,700	0.18%

	Machinery (Industrial)
2,000	Intermagenetics General Call: April @ 30	300	0.03%

	Metal Products (Pipe & Tube)
1,000	Commerical Metals Call: September @ 35	3,800	0.41%

	Mining (Miscellaneous)
1,000	Inco Ltd. Call: July @ 40	2,700	0.29%

	TOTAL CALL OPTIONS	14,200	1.52%

Money Market Funds
379,964	First American Treasury Obligation Class Y 2.14%**	379,964	40.77%

	TOTAL MONEY MARKET FUNDS	379,964	40.77%

	Total Investments (Cost - $777,591)	778,503	83.54%

	Other Assets Less Liabilities	153,411	16.46%

	Net Assets	$931,914	100.00%

** Non Income producing security.

The accompanying notes are an integral part of the financial statements.

Prasad Growth Fund

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Prasad Growth Fund

Statement of Assets and Liabilities
March 31, 2005

Assets:
Investment Securities at Market Value	$778,503
(Identified Cost - $777,591)
Accrued Dividends and Interest	421
Receivable for Securities Sold	278,364
Total Assets	1,057,288
Liabilities
Accrued Management Fees	1,308
Bank Overdraft	17,990
Shareholder Redemption	17,990
Payable for Securities Purchased	88,086
Total Liabilities	125,374
Net Assets	$931,914
Net Assets Consist of:
Paid in Capital	1,793,090
Accumulated Realized Loss on Options - Net	(255,672)
Accumulated Realized Loss on Investments - Net	(606,416)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	912
Net Assets, for 188,723 Shares Outstanding	$931,914
Net Asset Value and Redemption Price
Per Share ($931,914/188,723 shares)	$4.94

The accompanying notes are an integral part of the financial statements.

Prasad Growth Fund

Statement of Operations
For the year ended March 31, 2005

Investment Income:
Dividends	$12,058
Interest	750
Total Investment Income	12,808
Expenses
Management Fees (Note 2)	16,130
Total Expenses	16,130

Net Investment Income (Loss)	(3,322)

Realized and Unrealized Gain on Investments:
Realized Loss on Investments	(8,686)
Realized Loss on Options	(3,832)
Unrealized Depreciation on Investments	(16,637)
Net Realized and Unrealized Gain on Investments	(29,155)

Net Decrease in Net Assets from Operations	$ (32,477)

The accompanying notes are an integral part of the financial statements.

Prasad Growth Fund

Statement of Changes in Net Assets
	For the Years Ended March 31,
	2005	2004
From Operations:
Net Investment Loss	($3,322)	($3,991)
Net Realized Gain (Loss) on Investments	(8,686)	221,555
Net Realized Gain (Loss) on Options	(3,832)	2,831
Net Unrealized Appreciation (Depreciation)	(16,637)	109,872
Increase (Decrease) in Net Assets from Operations	(32,477)	330,267
From Capital Share Transactions:
Proceeds From Sale of Shares	397,194	333,879
Cost of Shares Redeemed	(406,692)	(244,757)
Net Increase (Decrease) from Shareholder Activity	(9,498)	89,122

Net Increase (Decrease) in Net Assets	(41,975)	419,389

Net Assets at Beginning of Period	973,889	554,500

Net Assets at End of Period	$931,914	$973,889

Share Transactions:
Issued	76,500	70,135
Reinvested	0	0
Redeemed	(77,049)	(47,947)
Net Increase (Decrease) in shares	(549)	22,188
Shares outstanding beginning of period	189,272	167,084
Shares outstanding end of period	188,723	189,272

Note: The Fund had no undistributed net investment income, accumulated loss, or accumulated distributions in excess of net investment income for each of the periods presented.

The accompanying notes are an integral part of the financial statements.

Prasad Growth Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	For the Fiscal Years Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value -
Beginning of Period	$5.15	$3.32	$4.36	$3.62	$17.60
Net Investment Loss	(0.02)	(0.02)	(0.03)	(0.04)	(0.01)
Net Gains or Losses on Securities
(realized and unrealized)	(0.19)	1.85	(1.01)	0.78	(9.50)
Total from Investment Operations	(0.21)	1.83	(1.04)	0.74	(9.51)
Dividends
(from net investment income)	0.00	0.00	0.00	0.00	0.00
(from capital gains)	0.00	0.00	0.00	0.00	(4.47)
Total Distributions	0.00	0.00	0.00	0.00	(4.47)
Net Asset Value -
End of Period	$4.94	$5.15	$3.32	$4.36	$3.62

Total Return	(4.08)%	55.12%	(24.31)%	20.44%	(67.00)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	932	974	555	823	688

Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	(0.31)%	(0.46)%	(0.74)%	(0.87)%	(0.10)%
Portfolio Turnover Rate	676.95%	911.49%	563.67%	523.69%	1013.09%

The accompanying notes are an integral part of the financial statements.

PRASAD GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2005

1.)

SIGNIFICANT ACCOUNTING POLICIES

The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in July 1998.  The Fund’s investment objective is to obtain capital appreciation.  In seeking its objective, this Fund will invest at least 65% of its total assets in equity securities.  Significant accounting policies of the Fund are presented below:

SECURITY VALUATION:

The Fund invests in a wide variety of equity and debt securities.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities are valued on the basis of the bid price at the close of each business day.  Short-term investments are valued at amortized cost, which approximates market.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

SECURITY TRANSACTION TIMING

Security transactions are recorded on the dates transactions are entered into.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded as earned.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

INCOME TAXES:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OTHER:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

2.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory and administration agreement with Mutual Funds Leader, Inc.  The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. The Advisor pays all expenses of the fund except for brokerage fees, taxes interest and extraordinary expenses.  From time to time, Mutual Funds Leader, Inc. may elect to waive some or all of the fees and may reimburse expenses of the Fund.  The Fund paid investment management fees of $16,092 during the year ending March 31, 2005.

3.)

RELATED PARTY TRANSACTIONS

Certain owners of Mutual Funds Leader, Inc. are also owners and/or directors of the Prasad Growth Fund.  These individuals may receive benefits from any management fees paid to the Advisor.

4.)

CAPITAL STOCK AND DISTRIBUTION

At March 31, 2005 an indefinite number of shares of capital stock were authorized, and paid in capital amounted to $1,793,090.

5.)

PURCHASES AND SALES OF SECURITIES

During the year ending March 31, 2005, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $6,690,515 and $7,172,382 respectively here were no purchases or sales of U.S. Government obligations.

6.)

CAPITAL LOSS CARRY FOWARDS

As of March 31, 2005, the Fund has federal income tax capital loss carryforwards of approximately $335,000 expiring as follows:

Years	Amount
2010	$222,000
2011	101,000
2013	12,000
$335,000

As of March 31, 2005, the Fund has an operating loss carry forward of $31,334 expiring between 2018 - 2025.

PRASAD GROWTH FUND

ADDITIONAL INFORMTION (UNAUDITED)

MARCH 31, 2005

Information about Trustees and Officers

   The business affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the fund’s Trustees and officers and is available, without charge upon request, by calling toll-free 1-877-772-7231.

Interested Trustees and Officers

Name, Address and Age	Position held with Trust	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Trustee.	Other Directorships held by Trustee or Officer
Rajendra Prasad, M.D. * 1310 East Ocean Blvd. #1401 Long Beach, CA 90802 Age: 59	Trustee	6 years	Portfolio manager for Prasad Growth Fund. Physician in private practice	1	0

* Trustees who are considered “interested persons” are defined in Section 2(A)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Non-Interested Trustees and Officers

Name, Address and Age	Position held with Trust	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Trustee.	Other Directorships held by Trustee or Officer
Samir Thakkar MBA, ChFC, CFP 575 Anton Boulevard, Suite 150 Costa Mesa, CA 92626 48	Trustee	6 years	Managing Partner and Registered Principal 20/20 Financial Advisers, L. L. C.	1	0
Ratan Lalchandani 1516 Via Asturias Palos Verdes Estates, CA 90274 Age 61	Trustee	1 year	Retired Engineer	1	0

PRASAD GROWTH FUND

EXPENSE ILLUSTRATION

MARCH 31, 2005

As a shareholder of the Prasad Growth Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2005 through March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2004	March 31, 2005	October 1,2004 to March 31,2005

Actual	$1,000.00	$961.09	$7.33
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Prasad Series Trust Privacy Policy

In the course of doing business with Prasad Series Trust, you share personal and financial information with us.  We treat this information as confidential and recognize the importance of protecting access to it.

Collection of Customer Information

You may provide information when communicating or transacting with us in writing, electronically, or by phone.  For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us.  On occasion, such information may come from consumer reporting agencies and those providing services to us.

Disclosure of Customer Information

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.  We may share that information with companies that perform services for Prasad Series Trust.  When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

Security of Customer Information

We maintain physical, electronic, and procedural safeguards to protect your personal information.  Within Prasad Series Trust, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services.

MEYLER & COMPANY, LLC

Certified Public Accountants

One Arin Park

1715 Highway 35

Middletown, NJ 07748

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Prasad Growth Fund

Brecksville, Ohio

We have audited the accompanying statement of assets and liabilities of the Prasad Growth Fund, (the “Fund”) including the schedule of investments in securities, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.  The financial  highlights data for each of the two periods ended March 31, 2002 was audited by McCurdy & Associates CPA’s, Inc. whose auditors’ report, dated April 18, 2002, expressed an unqualified opinion on that statement.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights  referred to above present fairly, in all material respects, the financial position of the Prasad Growth Fund, Inc. as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U. S. generally accepted accounting principles.

/s/Meyler & Company, LLC.

Middletown, NJ

May 27, 2005

Board of Trustees

Rajendra Prasad

Samir Thakkar

Ratan Lalchandani

Investment Adviser

Mutual Funds Leader, Inc.

57 Eaglecreek

Irvine, CA 92618

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, Ohio 44141

Custodian

U.S. Bank

P.O. Box 640994

Cincinnati, Ohio 45264-0994

Counsel

McDonald Hopkins Co., LPA

2100 Bank One Center

600 Superior Avenue, E

Cleveland, Ohio 44114

Independent Auditors

Meyler & Company, LLC.

Certified Public Accountants

One Arin Park

1715 Highway 35

Middletown, NJ 07748

This report is provided for the general information of the shareholders of the Prasad Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Fund’s small size has made an audit committee unnecessary.

Item 4. Principal Accountant Fees and Services.

Auditor did not provide required information.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of May 11, 2005 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Prasad Series Trust

By /s/Rajendra Prasad

*Rajendra Prasad

Chairman, CEO

Date June 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Rajendra Prasad

*Rajendra Prasad

Chairman, CEO

Date June 8, 2005

* Print the name and title of each signing officer under his or her signature.